SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 14, 2014

Quest Solution, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-09047	20-3454263
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2580 Anthem Village Dr., Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  702-399-9777

(Former name or former address, if changed since last report.)

Not Applicable

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities  Act  (17 CFR 230.425)

[  ]  Soliciting  material pursuant to Rule 14a-12 under  the  Exchange  Act  (17 CFR 240.14a-12)

[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On August 19, 2014, the Company announced the entering into of an exclusive distribution agreement with Rampart Detection Systems ("Rampart").  The Company issued a press release in regards to this distribution agreement as well.  A copy of  the agreement is attached to this filing. No shares were issued or cash expended in conjunction with this transaction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

16.1 Copy of press release filed August 14, 2014
16.2 Copy of press release filed August 19, 2014
16.3 Copy of distribution agreement

SIGNATURES

Pursuant to the requirements  of  the  Securities  Exchange  Act  of  1934, the registrant  has  duly  caused  this  Report  to  be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2014

Quest Solution, Inc

By: /s/ Jason F. Griffith, CPA

Jason F. Griffith, CPA

Chief Executive Officer

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